STERLING CAPITAL FUNDS

Sterling Capital Behavioral Large Cap Value Equity Fund

Sterling Capital Behavioral Small Cap Value Equity Fund

Sterling Capital Special Opportunities Fund

Sterling Capital Equity Income Fund

Sterling Capital Mid Cap Relative Value Fund

Sterling Capital Real Estate Fund

Sterling Capital Small Cap Value Fund

Sterling Capital Ultra Short Bond Fund

Sterling Capital Short Duration Bond Fund

Sterling Capital Intermediate U.S. Government Fund

Sterling Capital Total Return Bond Fund

Sterling Capital Long Duration Corporate Bond Fund

Sterling Capital Quality Income Fund

Sterling Capital North Carolina Intermediate Tax-Free Fund

Sterling Capital South Carolina Intermediate Tax-Free Fund

Sterling Capital Virginia Intermediate Tax-Free Fund

Sterling Capital West Virginia Intermediate Tax-Free Fund

SUPPLEMENT DATED SEPTEMBER 1, 2026

TO EACH OF THE

CLASS A AND CLASS C SHARES PROSPECTUS,

INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

AnD STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS

EACH DATED FEBRUARY 1, 2026, AS SUPPLEMENTED FROM TIME TO TIME

This Supplement provides new and additional information and supersedes any information to the contrary in each of the Class A and Class C Shares Prospectus (the “Retail Prospectus”), Institutional and Class R6 Shares Prospectus (the “Institutional Prospectus”), and Statement of Additional Information (“SAI”) for each of the Sterling Capital Funds dated February 1, 2026, as may be supplemented from time to time.

Sterling Capital Management LLC (“Sterling Capital”) serves as the investment adviser to the each of the series (the “Funds”) of Sterling Capital Funds. This Supplement provides certain updated information relating to the acquisition of Sterling Capital’s former parent company, Guardian Capital Group Limited (“Guardian”).

As previously disclosed in a supplement to the Funds’ Prospectuses and Statements of Additional Information filed on March 24, 2026, on March 23, 2026, Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), purchased all of the issued and outstanding shares of Guardian, other than certain Guardian shares held by specific shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the “Transaction”).

The closing of the Transaction (the “Closing”) occurred on March 23, 2026, and Sterling Capital is now an indirect, wholly-owned subsidiary of Desjardins.

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Sterling Capital and the Sterling Capital Funds, on behalf of each Fund (the “Prior Agreement”), the Closing of the Transaction resulted in the automatic termination of the Prior Agreement.

In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved a new investment advisory agreement containing substantially similar terms as the Prior Agreement, including identical advisory fees (the “New Agreement”). At a special shareholder meeting held on February 27, 2026, shareholders of each of Sterling Capital Behavioral Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Prior Approved Funds”), approved the New Agreement with respect to each such Fund. Accordingly, the New Agreement took effect with respect to each of the Prior Approved Funds as of the Closing.

In anticipation of the termination of the Prior Agreement, the Board of Trustees also approved an interim investment advisory agreement (the “Interim Agreement”), with respect to Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Quality Income Fund, and Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Outstanding Funds”). The Outstanding Funds did not have the necessary shareholder attendance at the February 27, 2026 special meeting to establish a quorum or consider approval of the New Agreement. The special shareholder meeting was adjourned with respect to the Outstanding Funds to permit further solicitation of proxies for each such Fund. As a result, the Interim Agreement took effect with respect to each of the Outstanding Funds as of the Closing. The Interim Agreement had identical advisory fees for each of the Outstanding Funds as compared to under the Prior Agreement, and had substantially similar terms and conditions to the Prior Agreement, except for: (i) the compensation earned by Sterling Capital under the Interim Agreement with respect to an Outstanding Fund would be held in an interest-bearing escrow account with the Fund’s custodian pending shareholder approval of the New Agreement with respect to the Fund; (ii) the Interim Agreement would terminate with respect to an Outstanding Fund on the sooner of the effectiveness of the New Agreement with respect to that Fund or the expiration of 150 days after the date of the Closing; and (iii) certain other provisions required by Rule 15a-4 under the 1940 Act.

As of July 17, 2026, shareholders of each Outstanding Fund had approved the New Agreement and the Interim Agreement terminated as of that date. During the period from the Closing to approval of the New Agreement, each Outstanding Fund operated under the Interim Agreement until shareholders of each such Outstanding Fund approved the New Agreement. Any compensation earned by Sterling Capital, pursuant to the Interim Agreement, was held in escrow until each Fund received shareholder approval of the New Agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.